File Number: 333-108472
                                              Filed Pursuant to Rule 497(e) of
                                                    the Securities Act of 1933


                      PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                      PIONEER OAK RIDGE SMALL CAP GROWTH FUND

    Supplement dated June 3, 2014 to each Prospectus dated April 1, 2014


The purpose of this Supplement is to provide you with information about the proposed reorganization of each of Pioneer Oak Ridge Large Cap Growth Fund and Pioneer Oak Ridge Small Cap Growth Fund (each, a "Pioneer Fund") into a newly created series of Investment Managers Series Trust (each, an "Acquiring Fund"). Each Pioneer Fund and its corresponding Acquiring Fund have substantially similar investment objectives and investment strategies. Oak Ridge Investments, LLC ("Oak Ridge"), each Pioneer Fund's current sub-adviser, will serve as the investment adviser of each Acquiring Fund.

The Board of Trustees of each Pioneer Fund has approved the proposed reorganizations. Shareholders of each Pioneer Fund must approve the reorganization of their Pioneer Fund. A Special Meeting of Pioneer Fund shareholders will be scheduled to vote on the reorganizations. Complete details of the proposed reorganizations will be sent to shareholders along with proxy materials.

Each reorganization generally is not expected to result in the recognition of gain or loss by the applicable Pioneer Fund or its shareholders for federal income tax purposes as a direct result of the reorganization. No sales charges or redemption fees will be imposed in connection with either reorganization.

In a related transaction, Pioneer Investment Management, Inc. ("Pioneer"), each Pioneer Fund's current investment adviser, has entered into an agreement with Oak Ridge pursuant to which Oak Ridge would acquire Pioneer's business related to managing each Pioneer Fund. In addition, Oak Ridge has agreed to repurchase a 49% interest in Oak Ridge that had been acquired by a Pioneer affiliate in 2005.

It is anticipated that, subject to shareholder approval, the reorganizations will occur in the fourth quarter of 2014. Until then, however, you will be able to purchase, redeem and exchange shares in each of the Pioneer Funds (subject to any limitations described in the Prospectus). Accordingly, if you intend to engage in such transactions, you should read this Supplement, together with the Prospectus dated April 1, 2014, as supplemented.

If you have any questions concerning the reorganizations, please contact the Pioneer Funds at 1-800-225-6292 or http://us.pioneerinvestments.com.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE





                                                                   27818-00-0614
                                         (c)2014 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC